OPTIMUM FUND TRUST

Optimum Small-Mid Cap Growth Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information dated July 29, 2015

The Board of Trustees (“Board”) of the Fund has approved the appointment of Columbus Circle Investors (“CCI”) and Peregrine Capital Management, Inc. (“Peregrine”) as sub-advisors to the Fund. It is currently anticipated that CCI and Peregrine will replace Columbia Wanger Asset Management, LLC (“CWAM”) and Wellington Management Company LLP (“Wellington Management”) as sub-advisors to this Fund in early to mid-April 2016.

On or about April 11, 2016, in connection with the appointment of CCI and Peregrine as sub-advisors to the Fund, the following will replace the first paragraph in the section of the Fund’s Statement of Additional Information (SAI) entitled "Investment Manager and Other Service Providers – The Sub-advisors”:

The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The Sub-Advisory Agreements obligate T. Rowe Price Associates, Inc. ("T. Rowe Price"), Massachusetts Financial Services Company ("MFS"), Columbus Circle Investors (“CCI”), Peregrine Capital Management, Inc. (“Peregrine”), EARNEST Partners, LLC ("EARNEST"), Fred Alger Management, Inc. ("Alger"), Westwood Management Corp. (“Westwood”), LSV Asset Management (“LSV”), Acadian Asset Management LLC ("Acadian"), Pacific Investment Management Company LLC ("PIMCO"), and Herndon Capital Management, LLC ("Herndon") (referred to individually as a "Sub-advisor" and collectively as the "Sub-advisors") to:

(i) make investment decisions on behalf of their respective Funds;
(ii) place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the Manager and/or the Sub-advisors; and
(iii) perform certain limited related administrative functions in connection therewith.

In addition, on or about April 11, 2016, the following will replace the information in the section of the Fund’s SAI entitled, "Portfolio Managers – A. Other Accounts Managed – Optimum Small-Mid Cap Growth Fund – CWAM” and "Portfolio Managers – A. Other Accounts Managed – Optimum Small-Mid Cap Growth Fund – Wellington Management”:

Optimum Small-Mid Cap Growth Fund
	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
CCI*
Clifford G. Fox, CFA
Registered Investment Companies	4	$403 million	0	$0
Other Pooled Investment Vehicles	3	$146 million	0	$0
Other Accounts	88	$3,519 million	1	$50 million
Michael Iacono, CFA
Registered Investment Companies	3	$341 million	0	$0

Other Pooled Investment Vehicles	4	$403 million	0	$0
Other Accounts	88	$3,519 million	1	$50 million
Katerina Wasserman
Registered Investment Companies	4	$403 million	0	$0
Other Pooled Investment Vehicles	3	$146 million	0	$0
Other Accounts	88	$3,519 million	1	$50 million
Peregrine*
William A. Grierson, CFA
Registered Investment Companies	2	$1,171.8 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	19	$627.0 million	0	$0
Daniel J. Hagen, CFA
Registered Investment Companies	2	$1,171.8 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	19	$627.0 million	0	$0
James P. Ross, CFA
Registered Investment Companies	2	$1,171.8 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	19	$627.0 million	0	$0
Paul E. Von Kuster, CFA
Registered Investment Companies	2	$1,171.8 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	19	$627.0 million	0	$0
*The information for CCI portfolio managers is as of Dec. 31, 2015.
*The information for Peregrine’s portfolio managers is as of March 31, 2016.

In addition, on or about April 11, 2016, the following will replace the information in the section of the Fund’s SAI entitled, "Portfolio Managers – B. Description of Material Conflicts of Interest –  Optimum Small-Mid Cap Growth Fund – CWAM” and "Portfolio Managers – B. Description of Material Conflicts of Interest – Optimum Small-Mid Cap Growth Fund – Wellington Management”:

CCI

CCI continuously and annually reviews new and existing business arrangements for key conflicts of interest. CCI's Compliance Team attends timely training on compliance issues and works closely with CCI's third-party compliance consultant to maintain and update CCI's Compliance Program. CCI's Form ADV Part 2A provides disclosure of key conflicts of interest and describes certain procedures to mitigate or eliminate conflicts.

CCI’s Private Funds may make investments in the same securities as other CCI sub-advised funds as the healthcare, technology and international orientation of such funds overlap. CCI seeks to allocate investment opportunities in a manner which it believes to be fair and equitable across any participating accounts.  CCI’s general policy is not to invest Short in a security that is otherwise held Long in client portfolios.  Exceptions to this policy may be considered when it is determined that such an investment is reasonable under the circumstances and an established process has been implemented to monitor that such transactions are not harmful to any other clients.  CCI’s Head Trader monitors this exception.  With respect to allocation of investment opportunities, the Portfolio Managers choose whether to make investments within their respective portfolios.  The Portfolio Managers have open access to each other’s investments and can review opportunities accordingly.  CCI does not permit cross trades.

CCI has a comprehensive set of policies and procedures pursuant to 206(4)-7 under the Investment Advisers Act of 1940. Certain policies and procedures are specifically directed to managing conflicts between our Private Funds and the interest of our other Clients.

Peregrine

All Peregrine Small Cap Growth portfolios with comparable objectives and constraints are managed alike. Portfolio trades are allocated on a pro rata basis across all client accounts.  This holds true for both existing public companies and IPO allocations.

All transactions are allocated on or prior to entry of an order (new issues should be allocated on the day of the underwriter’s allotment and before trading commences whenever feasible) with the ongoing objective of fair and equitable treatment of all accounts.

Exceptions to a pro rata allocation may be based on the following factors: (1) the market capitalization of the security involved, (2) the number of shares transacted, (3) the account’s current cash position and near-term cash requirements, (4) cash flows, (5) the relative size of a security position versus target, (6) industry/sector weightings, (7) client and style constraints, (8) de minimis standards and (9) other factors which the portfolio manager determines would be fair and equitable for all accounts in a particular management style.

Because Peregrine is likely to receive a limited share allotment on initial public offerings, a pro rata allocation to all accounts managed in a particular style may not be practical in some situations.  Peregrine may rotate participation in public offerings among all accounts managed in that style in an attempt to achieve fair and equitable treatment.

Trades generally are allocated using the average share price of all the transactions in a security occurring on the same day. Exceptions result when separate trades in the same security are initiated at a different time or if trades are executed by more than one broker. Examples: (a) a trade with a client-directed broker and an aggregated (block) trade with another broker, and (b) a new issue security purchased on the deal and in the aftermarket.

Partially filled trades will be allocated on a pro rata basis subject to de minimis standards. De Minimis Standards – Allocations may be revised or re-allocated to reflect a specified minimum number of shares and a specified minimum portfolio position of less than .75% of total market value.

On or about April 11, 2016, the following will replace the information in the section of the Fund’s SAI entitled, "Portfolio Managers – C. Compensation Structure –  Optimum Small-Mid Cap Growth Fund – CWAM” and "Portfolio Managers – C. Compensation Structure – Optimum Small-Mid Cap Growth Fund – Wellington Management”:

CCI

Columbus Circle Investors seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals.  Compensation structure is comprised of the following:

a.
Base Salary.  Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual.  The firm's goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

b.
Bonus.  Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities.  Bonus compensation is based upon the performance of the investment strategy and the role that person plays in adding to the overall value added to the portfolio(s).

A second bonus pool is for long term compensation and retention.  Five percent of the firm’s profits are allocated to certain employees via a three year cliff vesting deferred cash program.  These units are awarded based on the employees’ contribution to CCI during the year.

A third five percent pool is used for phantom equity and has less than five participants (three year cliff) and is based on the growth of the firm.

c.	Equity Payments. Professional staff who are equity partners of CCI receive also quarterly distributions based upon their equity ownership share and firm profitability.

All Columbus Circle employees are eligible to participate in a competitive benefits package including health and retirement benefits (in the form of a 401(k) plan).

Peregrine

The compensation plan for Peregrine investment professionals has been structured to allow each member of the team to participate fully in the success of their investment style.  Peregrine’s portfolio managers are compensated with a competitive base salary plus incentives that are tied to investment performance, new client additions and client retention.  Compensation is intentionally aligned with the interests of Peregrine clients.  Finally, a portion of incentive compensation is tied to 3- and 5-year investment performance relative to standard industry indices.

On or about April 11, 2016, the disclosures about CWAM and Wellington Management in the section entitled “Appendix B – Proxy Voting Policies and Procedures” will be deleted and replaced with the following disclosures about CCI and Peregrine:

CCI

PROXY VOTING POLICY
2015

I. Procedures

Pursuant to certain terms within a client’s investment management agreement, Columbus Circle Investors (Columbus Circle) generally accepts authority to vote proxies for the securities held in the client’s investment account(s). In such instances, Columbus Circle retains the final authority and responsibility for such proxy voting, subject to any client-specific restrictions or voting instructions.  In the event a particular client elects to retain proxy voting authority, Columbus Circle will consult with clients regarding proxy voting decisions.

In addition to voting proxies for clients, Columbus Circle:

1.
provides clients with a concise summary1 of its proxy voting policy, including information on how clients may obtain a copy of the proxy voting policy and information on how specific proxies related to each respective investment account were voted.

2.	applies its proxy voting policy according to the following voting guidelines and utilizes Institutional Shareholder Services (ISS) to keep records of votes for each client.

3.
maintains proxy voting records for inspection by each client and/or governmental agency to assist such parties in determining whether all proxies were votes and whether such votes were consistent with policy.

4.	monitors the proxy voting process for any potential conflicts of interest and maintains processes to address such issues appropriately.

5.	maintains this written proxy voting policy (which may be updated and supplemented from time to time).

Frank Cuttita, Columbus Circle’s Chief Administrative Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II. Voting Guidelines

While no issue is considered "routine," Columbus Circle’s Operating Committee has adopted certain general voting parameters (outlined below) for addressing various proposals when there are no extenuating circumstances (i.e., when no company-specific reason exists for voting differently).

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the parameters contained herein.  In addition, ISS provides Columbus Circle with reports reflecting proxy voting activities within Columbus Circle's client portfolios thereby allowing Columbus Circle to monitor such delegated responsibilities.

1 Columbus Circle provides a proxy voting policy summary to all new clients as a component of the Form ADV Part 2 Brochure.  Clients may request a copy at any time.

In instances where ISS determines extenuating company-specific circumstances exist that would mandate special consideration of the application of these voting parameters, or in instances where Columbus Circle’s voting guidelines are silent, ISS will refer the proxy proposal directly to Columbus Circle for Mr. Frank Cuttita’s review and vote instruction.

In connection with the specific proxy voting guidelines that follow, in general, all guidelines will be implemented as per ISS’ implementation processes and definitions and as market practice permits based on recommended best practices and local governance standards.

A.           Management Proposals

1.	When voting on ballot items that are fairly common management-sponsored initiatives, Columbus Circle generally, although not always, VOTES FOR the following proposals:

•	“Normal” elections of directors
•	Approval of auditors/CPA
•	Directors’ liability and indemnification
•	General updating/corrective amendments to charter
•	Elimination of cumulative voting
•	Elimination of preemptive rights
•	Separation of chairman and chief executive posts
•	Adjournment of a meeting unless ISS Benchmark recommends a vote against management on this proposal

2.	When voting items that have a potential substantive financial or best interest impact, Columbus Circle generally (although not always) VOTES FOR the following proposals:

•	Capitalization changes that eliminate other classes of stock and voting rights
•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs
•	Stock purchase plans with an exercise price of not less than 85% FMV
•	Stock-based compensation plans that are incentive based and not excessive
•	Reductions in supermajority vote requirements
•	Adoption of anti-greenmail provisions
•	Say on Pay, Frequency and Golden Parachute when in support of advisory shareholder votes and in support of management compensation not deemed excessive
•
Proposals seeking to prohibit acceleration of the vesting of equity awards to senior executives in the event of a change-in-control  (except pro-rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control)

3.	When voting items which have a potential substantive financial or best interest impact, Columbus Circle generally (although not always) VOTES AGAINST the following proposals:

a.	Anti-Takeover, Auditors, Bylaws, Capitalization, Compensation, Poison Pill

•	Changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders
•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
•	Reincorporation into a state that has more stringent anti-takeover and related provisions
•	Amendments to articles which relax quorum requirements for special resolutions
•	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions
•	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding
•
Exclusive venue charter provisions if the company has not sufficiently proven that it has been materially harmed by shareholder litigation outside its jurisdiction of incorporation or if the company does not have sufficient governance features in place

•	Proposals seeking to restrict or prohibit shareholders’ ability to call special meetings
•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
•	Adoption of option plans/grants to directors or employees of related companies
•	Lengthening internal auditors’ term in office to four years
•	Audit committee for excessive non-audit fees

b.	Discharging directors, auditors, members of the management board and/or the supervisory board

•	If there are egregious governance issues where shareholders will bring legal action against the company or its directors
•	If there are specific concerns about actions of the board such as criminal wrongdoing or breach of fiduciary responsibilities

c.	Director-Related

•	Proposals to classify a board
•	Lengthening of terms of directors
•	Director(s) directly responsible for a company’s fraudulent or criminal act
•	Director(s) for malfeasance or illegal/unethical activity or scandal
•	Director(s) who holds both the offices of chairman and CEO as market practice permits based on recommended best practices and local governance standards
•
Directors who serve as members of the Audit Committee and a material weakness has risen to a level of serious concern, there are chronic internal control issues, or if there is an absence of established effective control mechanisms

•	Directors who attended less than 75% of the board and committee meetings during the previous fiscal year (absent a valid excuse)
•	Directors when nominee is an affiliated director based on an interlocking directorship with a company executive
•	Directors when nominee is not a CEO and sits on more than 6 public company boards
•	Directors when nominee is non-independent and the board lacks an audit, compensation or nominating committee
•	Directors who are non-independent and the full board fails to meet best market standards with respect to board independence requirements

•	Directors who are non-independent and serve on key committee as market practice permits based on recommended best practices and local governance standards
•	Incumbent directors if the board adopted or renewed a poison pill without shareholder approval during the current or prior year
•	Incumbent directors if the board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year
•
Incumbent directors if, at the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote

•	Incumbent directors if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights

4.
In instances of ISS referrals, issues that are company-specific or which have extenuating circumstances warranting addition review, or on issues where Columbus Circle’s proxy voting guidelines are silent, Columbus Circle generally votes on a CASE-BY-CASE basis.

B.           Shareholder Proposals:

Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support… often not even enough to meet SEC refiling requirements in the following year; however, the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect the outcome on a shareholder proposal vote.

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders (i.e., beneficiaries) and in light of economic impact.

1.	When voting shareholder proposals, Columbus Circle generally (although not always) VOTES FOR the following proposals:

•	Auditor attendance at the annual meeting of shareholders
•	Annual election of the board
•	Equal access to proxy process
•	Submission of shareholder rights plan poison pill to vote or redeem
•	Reduction or elimination various anti-takeover related provisions
•	Reduction or elimination of super-majority vote requirements
•	Anti-greenmail provisions
•	Submission of audit firm ratification to shareholder votes
•	Audit firm rotations every five or more years
•	Requirement to expense stock options
•	Establishment of holding periods limiting executive stock sales
•	Report on executive retirement benefit plans
•	Requirements for two-thirds of board to be independent

•	Separation of chairman and chief executive posts
•	Adoption of a majority of votes cast standard for directors in uncontested elections, unless no carve-out for a plurality vote standard in contested elections exists
•	Requirements for an independent board chairman

2.	When voting shareholder proposals, Columbus Circle generally (although not always) VOTES AGAINST the following proposals:

•	Requirements for directors to own large amounts of stock before being eligible for election
•	Restoration of cumulative voting in the election of directors
•
Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

•
Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles

•	Restrictions banning future stock option grants to executives except in extreme cases
•	Proposals to restrict or prohibit shareholders’ ability to act by written consent
•	Proposals to restrict or prohibit shareholders’ ability to call special meetings

3.	In instances of certain shareholder proposals, Columbus Circle generally votes such proposals on a CASE-BY-CASE basis:

•
Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined

•	Requirements that stock options be performance-based
•	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval
•	Shareholder access to nominate board members
•	Requiring offshore companies to reincorporate into the United States

Columbus Circle’s staff participates in national forums and maintains contacts with corporate representatives; however, to date, Columbus Circle has not actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities (and others that could be considered expressions of activism) are not under consideration at this time. Should a particular equity issuer’s policy become of concern, Columbus Circle will continue to utilize the evaluation and voting process as the first level of monitoring and communication with the issuer.

III. Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. In light of the above-described policy, most votes are executed based on overall voting guidelines rather than the specific application to a particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist and will assess the impact of any conflicts of interest no less than annually. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific parameters outlined above, or which requires additional company-specific decision-making, Columbus Circle will vote according to ISS’ voting recommendation. In the rare occurrence that ISS does not provide a recommendation, Columbus Circle may seek client consent on the issue.

Peregrine

Peregrine Proxy Voting Philosophy

Peregrine votes proxies for shares held in client accounts for the sole or exclusive benefit of its beneficiaries. In evaluating a proxy proposal, Peregrine’s objective centers on protecting the financial investment of the shareholder. Therefore, the investment team reviews each proposal to determine the financial implications for its clients.

In a number of proxy proposals, the financial interests of the beneficiary clearly dictate support for or a vote against a proposal. For example, the investment teams support management on routine, noneconomic proposals. However, they must exercise discretion in determining how the team can best protect the financial investment of the shareholder while providing the support to management in the operation of its business. In order to ensure proper exercise of this discretion, Peregrine has established a proxy structure with controls.

The firm’s voting philosophy follows:  Common stocks are purchased for client accounts based upon an evaluation that the stocks have an attractive return potential over a reasonable time horizon.  The purchase and retention of a stock inherently projects confidence that management will operate the company in a manner consistent with earning a reasonable return. As a result, the Peregrine investment teams will normally support management's stance on proxy proposals.

Peregrine Proxy Voting Policies & Procedures

1. The firm’s Managing Principals Group (MPG) develops proxy philosophy and policy.  The group is also responsible for approving proxy guidelines on an annual basis.

2. Peregrine portfolio management teams propose proxy voting guidelines within the framework of the firm’s philosophy and policy.  In turn, these guidelines are subject to MPG approval.

3. Portfolio management teams vote all proxies for the securities under their advisement consistent with established policies and guidelines.

4. Teams document the rationale for their vote either by referencing established guidelines or by a specific explanation.

5. Portfolio management team votes contrary to established guidelines must receive prior approval from the CCO.

6. Portfolio managers must generally vote all proxies for specific securities identically across accounts, unless specific client instruction is accepted.

7. Peregrine portfolio managers should vote all proxies related to common issues consistently unless circumstances are materially different. (See qualification in No. 6.)

8. Voting position guidelines cover four types of proposals:

a. "routine" management proposals;
b. “anti-takeover” proposals;
c. shareholder proposals; and
d. "non-routine" non-compensation proposals.

9. Peregrine’s Chief Compliance Officer will review all votes in advance and report on a quarterly basis to the MPG.

10. Any Peregrine employee that becomes aware of an actual or potential proxy voting conflict of interest shall communicate the issue to Compliance, who will arrange to have it reviewed by the MPG. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees shall be resolved in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client (including the firm’s parent company, Wells Fargo & Co.) attempts to influence votes. All proxy votes with the potential for material conflicts of interest must be reviewed by the MPG prior to voting. The MPG will ensure that such votes are consistent with the firm’s responsibility to “vote stock held in client accounts for the sole and exclusive benefit of the beneficiaries.” Proxy voting guidelines provide the framework for such review. All proxy votes for companies that are also clients of Peregrine shall be disclosed (subject to confidentiality issues) in client proxy reports.

Peregrine portfolio management teams use ISS research in its analysis of proxy issues, however, the teams will develop their own conclusions independent of ISS research recommendations.  All proxies are voted electronically through ISS.

Please keep this supplement for future reference.

This Supplement is dated April 8, 2016.